Exhibit 10.25

DECREE OF THE GOVERNMENT OF THE REPUBLIC OF KAZAKSTAN

NO1392, Dated: December 31, 1998


About licensing for right of subsurface resources user, redrawing up and alteration of license, withdraw of licenses for eight of subsurface resources user.

In accordance with articles 14, 23, 40 and 70 of the Republic of Kazakstan Presidents Decree # 2828 "About subsurface resources and its use", which is in legal force from January 27, 1996, (Journal of the Parliament of the Republic of Kazakstan #2,1996, article 182) the Government of the Republic of Kazakstan enacts :

1. To license the enterprises for prospecting and producing of thermal and mineral subsurface waters and medical mud according to attachment #1

2. To license the enterprises for prospecting and producing of hydrocarbon stocks and solid minerals according to attachment #2.

3. To make alteration in license for right of use of subsurface recourses according to attachment #3.

4. To reregister the licenses for right of use of subsurface resources to new subsurface resources users in connection with its transfer according to attachment #4.

5. To withdraw the previous licenses for right of use of subsurface resources in connection with breaches of the license terms and call-back of the licenses by subsurface resources user according to attachment 5.

6. To the State Commmittee of the Republic of Kazakstan on investments to take necessary measures ensuing from the Present Decree.

7.   The decree will come into force from the moment of its signing



Prime Minister of
the Republic of Kazakstan                    /s/      N. Balgimbaev.


                                                           LIST
                          of licenses for right of subsurface resources user with alternations

------------------------------------------------------------------------------------------------------------------------------------
           License           Subsurface                                                    Alterations
      (series, No date)      resources
                                user
                                       ---------------------------------------------------------------------------------------------
No                                       Relevant   Contract     Name of the     Prolongation of  Alteration of   Alteration   Other
                                        authority  conclusion    subsurface        the term of       minimum          of
                                                                 resources user    license, new       program      geological
                                                                                      types of                        branch
                                                                                     subsurface

                                                                                    resources use
------------------------------------------------------------------------------------------------------------------------------------
1     2                  3               4          5          6                7                 8                 9           10
------------------------------------------------------------------------------------------------------------------------------------
22    Series MG #249     KKM JV                                                                   Minimum work
      from 06/28/95                                                                               program. Until
                                                                                                  12/31/98
                                                                                                  $16,500,000;
                                                                                                  Until 12/31/99
                                                                                                  $30,000,000

------------------------------------------------------------------------------------------------------------------------------------